UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 19, 2021
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2021, Nuverra Environmental Solutions, Inc. (the “Company”) announced that Robert Y. Fox, President and Chief Operating Officer, will be departing the Company and that his last day of employment will be July 23, 2021. In connection with his departure, Mr. Fox will receive the following payments and other benefits, which are substantially consistent with the payments and benefits he is entitled to receive under Section 9.a of his existing Employment Agreement dated as of June 18, 2018 (as amended, the “Fox Employment Agreement”): (i) a lump sum payment, to be paid within sixty (60) days following the last day of employment, equal to 12 months of Mr. Fox’s base salary, calculated based on the annual salary in effect prior to a voluntary salary reduction agreed to by Mr. Fox in April 2020, plus 12 months of COBRA premiums under the Company’s group health, dental and vision plans based on Mr. Fox’s current coverage status; and (ii) accelerated vesting of certain unvested time-based restricted stock units previously issued to Mr. Fox. As contemplated by the Fox Employment Agreement, the parties intend to enter into a Release Agreement that will contain, among other things, a mutual release of claims between the Company and Mr. Fox and a reaffirmation by Mr. Fox of certain post-employment restrictive covenants contained in the Fox Employment Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: July 23, 2021	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary